Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600

(Registrant’s Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibit furnished pursuant to Item 12:

99.1 Transcript of Conference Call on May 17, 2004

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

On May 17, 2004 at 2:00 p.m. PDT, 4:00 p.m. CDT, and 5:00 p.m. EDT, Micromuse Inc. conducted a conference call in follow-up to the press release issued earlier in the day, a copy of the transcript of this call is furnished with this Form 8-K as Exhibit 99.1.

Exhibit 99.1 and other information included in this Form 8-K are furnished solely pursuant to Item 12 of Form 8-K and shall not be (i) subject to Section 18 of the Securities Exchange Act of 1934, as amended, or Sections 11 or 12 of the Securities Act of 1933, as amended, or deemed incorporated by reference into a registration statement, proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in that filing (except as shall otherwise be expressly set forth by specific reference in such a filing); or (ii) subject to Item 10 of Regulation S-K except as specifically required under the instructions to Item 12 of Form 8-K.

Other information provided through any internet addresses or links noted in the press release furnished with this Form 8-K shall not be considered furnished or otherwise incorporated in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC.
(Registrant)

Date: May 24, 2004	By:	/s/ JAMES B. DE GOLIA
	Name:	James B. De Golia
	Title:	Senior Vice President and Secretary

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EXHIBIT INDEX

Number	Description
99.1	Transcript of Conference Call on May 17, 2004 of the Registrant.

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